                     OPPENHEIMER CAPITAL PRESERVATION FUND
                   Supplement dated October 11, 2004 to the
                      Prospectus dated December 23, 2003

The supplement amends the Prospectus of Oppenheimer Capital Preservation Fund
(the "Fund") dated December 23, 2003, and is in addition to the supplements dated July 6, 2004 and September 30, 2004. The Supplement dated September 24,
2004 is withdrawn:

1.     The following paragraph is added to the end of the section captioned
"How the Fund is Managed" on page 18:

      At a meeting held October 6, 2004, the Board of Trustees of the Fund determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Cash Reserves Fund.
      The Board unanimously voted that the Fund should enter into an
      Agreement and Plan of Reorganization with Oppenheimer Cash Reserves covering the reorganization transaction (the "Reorganization").  The
      Board further determined that the Reorganization should be submitted to the Fund's shareholders for approval and recommended that shareholders approve the Reorganization.  Shareholders of record as November 15,
      2004 will be entitled to vote on the Reorganization and will receive the proxy statement describing the Reorganization.  The anticipated date for the shareholder meeting is on or about January 21, 2005, with the Reorganization to be effected on or about January 28, 2005.
      Subject to approval by the Fund's shareholders, upon the Reorganization of the Fund into Oppenheimer Cash Reserves, the Fund will no longer exist.

      Oppenheimer Cash Reserves is a money market fund which seeks, as its investment objective, the maximum current income that is consistent with stability of principal.  Consistent with its investment objective and investment policies, Oppenheimer Capital Preservation Fund will increase the amount of its investment assets that are money market securities, and expects to have 100% of its assets invested in money market securities prior to the Reorganization.

      The Board has taken these actions in light of current regulatory uncertainty regarding the valuation methodology of wrapper agreements by mutual fund, the potential future lack of availability to mutual funds, the potential future lack of availability to mutual funds of wrapper agreements on economically viable terms necessary for the
      Fund's investment strategy and the current rising interest rate environment. The Board believes these actions are in the best interests of shareholders and will help better ensure that shareholders will be invested in a Fund that seeks to maintain a stable net asset value.

      As disclosed in the Fund's most recent annual report, the staff of the
      U.S. Securities and Exchange Commission has inquired of registered
      "stable value" mutual funds, including the Fund, as to the methodology used by such mutual funds to value their wrapper agreements. The SEC and its staff have not issued any public statement regarding the results of its inquiry or any conclusions that it may have reached, nor indicated when, if at all, such a statement may be issued. It is possible that the SEC staff's or SEC's conclusions could require stable value mutual funds to cease using the types of wrapper agreements commonly used today by such funds and purchase substantially restructured wrapper agreements the terms of which cannot be assessed at this time and may not be available in the market place.

      Interest rates have risen over the last several months and that general trend is expected to continue for the next several months. The Board considered the fact that the Fund's potential inability to continue valuing its wrapper agreements under the current methodology or to obtain substantially restructured wrapper agreements in such an environment could have potentially adverse consequences to shareholders. Accordingly, the Board has taken the actions described at this time to prevent the possibility of such an occurrence.

      More details about the proposed change in investment goal will be contained in a proxy statement which will be sent to shareholder of record.

2.    The first paragraph of the Section entitled "How to Buy Shares - Which
Class of Shares Should You Choose" on page 21 is modified by adding the following sentence at the beginning of the paragraph:

      Effective September 27, 2004, sales of shares of the Fund to new accounts have been suspended by the Distributor.  Current shareholders are permitted to purchase additional shares of the Fund for existing accounts but may not establish new accounts in the Fund.

October 11, 2004                                      PS0755.020